EXHIBIT 99.906

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Procure ETF Trust I., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Procure ETF Trust I. for the period ended October 31, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Procure ETF Trust I for the stated period.

/s/ Robert Tull	/s/ Adrienne Chanin
Robert Tull Principal Executive Officer/President Procure ETF Trust I	Adrienne Binik-Chanin Chief Financial Officer/Treasurer Procure ETF Trust I
Dated: 1/7/2022	Dated: 1/4/2022

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Procure ETF Trust I for purposes of Section 18 of the Securities Exchange Act of 1934.